NASDAQ: CFB | September 9th, 2020

FORWARD-LOOKING STATEMENTS. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change. 2

CROSSFIRST BANKSHARES, INC.

# EXPERIENCED MANAGEMENT TEAM



Mike Maddox – President, CEO of CrossFirst Bankshares (effective June 1st) and Director of CrossFirst

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Graduate School of Banking at the University of Wisconsin - Madison



**David O'Toole** – CFO, Chief Investment Officer and Director of CrossFirst

- More than 40 years of experience in banking, accounting, valuation and investment banking
- Founding shareholder and director of CrossFirst Bank and became CFO in 2008
- Co-founder and managing partner of a national bank consulting and accounting firm
- Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board



Randy Rapp – Chief Credit Officer of CrossFirst Bank

- More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer
- Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019
- Mr. Rapp joined Texas Capital Bank in 2000



Matt Needham – Managing Director of Strategy and Investor Relations of CrossFirst

- More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst
- Deep experience in capital markets including valuation, mergers, acquisitions and divestitures
- Provided assurance and advisory services with Ernst & Young
- Former Deputy Bank Commissioner in Kansas and has served on several bank boards
- MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado

## Other Senior Executives

Aisha Reynolds
General Counsel of CrossFirst and CrossFirst Bank
13+ years of experience
Joined CrossFirst in 2018

Steve Peterson
Chief Banking Officer of CrossFirst
21+ years of experience
Joined CrossFirst in 2011

George Jones
Vice Chairman for CrossFirst
40+ years of experience
Joined CrossFirst in 2016

Tom Robinson
Chief Risk Officer of CrossFirst
35+ years of banking experience
Joined CrossFirst in 2011

Amy Fauss
Chief Operating Officer of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

3

Holding Company CrossFirst Bankshares, Inc. Ticker / Exchange CFB / Nasdaq Global Select Market Capitalization $487 million Total Asset Size $5.5 billion Total Shares Outstanding 52,167,573 Price / Stock Trading Range From IPO $9.33 / $5.74 - $ 15.50 Net Income (loss) YTD 2020 / 2019 ($3.5) million / $18.8 million (2020 impact includes COVID-19 provisioning) PTPP(1) Net Income YTD 2020 / 2019 $30.9 million / $27.2 million Q2 2020 Operating Revenue(2) Growth 20% compared to Q2 2019 Annual Dividend / Yield No Quarterly Dividends Price / Tangible Book Value(3) 0.80x Note: All pricing data is as of market close 9/4/2020 and financial information is as of 6/30/2020 (1): “PPTP” defined as Pretax, Pre-provision, Net Income (Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail) (2): Operating Revenue defined as Net Interest Income plus Non-interest Income 4 (3): Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail

Price / Tangible Book Value Per Share (1) 11.7 1.40 ➢ Attractive stock price to tangible book value relative $11.65 11.65 1.25x 1.26x Q2 2020 to comparable banks $11.60 1.20 11.6 Bank Avg 1.00 (3) 11.55 1.08x ➢ History of strong annual tangible book value 0.84x 0.80 growth 11.5 0.72x $11.44 0.60 11.45 $11.43 ➢ 25 consecutive quarters of operating revenue 11.4 0.40 growth 11.35 0.20 11.3 0.00 ➢ Growing pre-tax, pre-provision profits Q3 2019 Q4 2019 Q1 2020 Q2 2020 TBV (2) Stock Price/ TBV ➢ Well capitalized with strong liquidity ➢ Company remains well capitalized under Tangible Book Value Per Share (1)(2) extreme credit stress scenarios 14 $11.65 12 $11.43 ➢ Proven expense management and improving $10.04 10 efficiency with growth and scale $8.12 8 $7.02 $6.20 ➢ Ability to capitalize on opportunities coming out of $5.60 the pandemic 6 4 ➢ Branch-lite strategy is a blend of the traditional 2 banking model with increasingly digitized capabilities 0 2014 2015 2016 2017 2018 2019 Q2 2020 (1) Financial information as of quarter ended 6/30/20; pricing data as of period ended 5 (2) Non-GAAP financial measure. See the non-GAAP reconciliation in the appendix (3) Stock Price/ TBV: average for publicly traded banks with $1B - $10B in assets in the Midwest and Southwest regions from S&P Global; pricing data as of 6/30/2020 5

Delivering Long Term Value for CrossFirst Shareholders Capital Enhance Diversification Optimization Exceptional ROATCE, EPS of Loan & Deliver Strong through Reputation for Growth, & Deposit Credit Quality Organic Growth Quality & Efficiency Portfolio & M&A Service CrossFirst Strategic Approach: 1. Supporting our clients, employees, and communities through the COVID-19 Pandemic 2. Maintain a branch-lite business model with strategically placed locations 3. Focus on our core markets; grow organically using the relationship banking model 4. Execute on our high-tech, high-touch banking strategy; leverage technology for enhanced service 5. Attract, retain, and develop the highest level of talent 6. Improve profitability and efficiency for the organization; optimize excess capital to deliver shareholder returns 7. Serve businesses, business owners, professionals and their networks in extraordinary ways 8. Employ effective enterprise risk management 6

▪ Focus on organic growth strategy in our core markets of Kansas City, Wichita, Oklahoma City, Tulsa & Dallas to elevate franchise in place ▪ Leverage strong Relationship Banking team to provide extraordinary service to current and prospective clients. Facilitate accessing government programs such as the Paycheck Protection Program, Small Business Administration loans, and the Main Street Lending Program ▪ Focus on achieving superior asset quality ▪ Dallas in development phase with exceptional growth but requires additional time to achieve desired profitability ▪ Work side-by-side with our clients and responsibly help them through these difficult times ▪ Actively pursue expansion opportunities through market development ▪ Support the new Frisco, TX(1) branch that opened on July 13 and relocating the Kansas City, MO branch to a more prominent location in the second half of 2020 ▪ Opportunistically pursue expansion efforts in adjacent metropolitan areas or in core markets to create value above and beyond a strong organic growth model ▪ Leverage banking teams’ proficiency, knowledge, and network to secure new clients, especially during the changing economic environment ▪ Maintain branch-lite structure in our markets ▪ Maintain earnings growth momentum of the franchise to improve profitability to peer levels and leverage scale potential of current investments ▪ Thoughtful and prudent management of expenses ▪ Capitalize on the benefits of a branch-lite banking model that is heavily invested in technology (1) In addition to our full-service branch in the Dallas MSA 7

Compound Annual Growth Rates Total Assets $5,462 Since Since $4,931 2007 2012 Total Assets 55.2% 35.3% $4,107 $2,961 $2,133 $1,574 $1,220 $847 $565 $311 $355 $22 $77 $155 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 2020 2007 2010 2012 2014 Established with Acquired Leawood, Expansion into Expansion into 2017 2019 initial presence in KS-based Wichita and Energy Lending Expansion into Enterprise CrossFirst Kansas City Leawood Oklahoma City Value Lending, Relational Bankshares, Inc. Bancshares markets Tribal Nations Lending Initial Public Offering (~$72.5mm in and Relational High at $14.50; Nasdaq Total Assets) Volume Builder Lending listed: CFB 2013 2008 Expansion into Tulsa market Formed through acquisition of Tulsa CrossFirst National Bancshares, Inc. 2016 2018 2020 Bankshares, Inc. (~$160mm in Total Assets) George F. Jones George F. Jones Mike Maddox Jr. joins as Vice Jr. named CEO of named CEO of Chairman to CrossFirst CrossFirst expand into Dallas Bankshares, Inc. Bankshares, Inc. market Dollars in chart are in millions. 8

• $5.5 billion(1) asset banking operation founded in 2007 • Branch-lite structure operating 8 branches in key markets (2) along the I-35 corridor (1) (1) • 3rd largest bank headquartered in the Kansas City MSA (1) (1) • High-growth commercial banking franchise with 364 full time equivalent employees(1) (1) (1) • High quality people, strong culture & relationship-oriented business model • Serving businesses, business owners, professionals and their personal networks • Core focus on improving profitability & operating (Number of Locations) efficiency Financial Performance For Six Months Ended 6/30/20 (2) Balance Sheet Performance (Year-to-Date) Asset Quality Metrics Assets: $5,462 ROAA: (0.14)% NPAs / Assets: 0.74% Gross Loans:(3) $4,413 ROACE: (1.15)% NCOs / Avg. Loans: (4) 1.01% Deposits: $4,304 Efficiency Ratio: 63.29% Reserves / Loans: 1.61% (4) CET 1 Capital: 11.99% NIM(FTE): 3.22% Reserves / NPLs: 189% Total Risk-Based Capital: 13.27% Net Income (loss): ($3.5) Classified Loans / Capital + ALLL 34.9% (1) As of June 30, 2020. (2) Dollars are in millions. 9 (3) Net of unearned income (4) YTD Interim Periods Annualized

2020 Second Quarter Financial Highlights: ✓ Produced 25th consecutive quarter of positive operating revenue growth; Q2 2020 operating revenue grew by 20% year-over-year ✓ Reported Q2 2020 net loss of $7.4 million, or ($0.14) per diluted share ✓ Impact on Company's earnings ✓ $21.0 million loan loss provision; prudent provisioning from economic uncertainty surrounding the COVID-19 pandemic and oil market volatility ✓ $7.4 million non-cash goodwill impairment ✓ Pre-tax, pre-provision net income year-to-date of $30.9 million, an increase of 14% from the same period in 2019 ✓ Reported efficiency ratios of 71% for the quarter and 63% year-to-date. For the quarter, non-GAAP core efficiency ratio was 53% ✓ 22% asset growth over the trailing twelve months ✓ Grew loans by $953 million or 27% over the trailing twelve months, including $369 million from PPP ✓ Grew deposits by $720 million or 20% over the trailing twelve months ✓ Improved the Asset / Employee ratio to $15.0 million ✓ Book value per share of $11.66 at June 30, 2020 compared to $11.00 at June 30, 2019 10

(1) As of 6/30/20 Kansas City Wichita Oklahoma City Tulsa Dallas Energy (Tulsa) Date Entered Market 2007 2012 2012 2013 2016 2014 Loans ($mm) (2) $1,172 $453 $291 $476 $1,277 $391 Deposits ($mm) $2,079 $722 $359 $535 $553 $56 Total Deposits in MSA (3) ($bn) $57 $16 $31 $26 $271 -- Number of Branches 3 1 1 1 1 -- Deposits per Location ($mm) $693 $722 $359 $591 $553 -- Deposits per Location Bank for #1 #1 #1 #1 #8 -- Banks in MSA(3) Market Demographics(3) Population (mm) 2.2 0.6 1.4 1.0 7.7 -- Population Change 2010 - 2020 (%) 8.0 2.6 13.2 6.8 20.3 -- Projected Population Change 3.2 1.2 4.7 3.1 7.4 -- 2020 - 2025 (%) June 2020 Unemployment Rate (%) 7.8 10.8 7.0 7.3 8.4 -- Median Household Income $69,742 $57,281 $60,214 $55,936 $73,009 -- All of CrossFirst markets have a lower unemployment rate than the national average of 11.2% as of 6/30/2020 (1) Our energy lending group is based in Tulsa but lends across multiple geographies; Tulsa’s deposits per location include Energy deposits of $56mm. (2) Excludes PPP loans. (3) Source: S&P Global Market Intelligence as of 12/31/19; Unemployment data is as of 6/30/20. 11 Note: Only one bank branch in Dallas as of 6/30/20.

Leawood, KS (HQ) Leawood, KS Wichita, KS Dallas, TX Tulsa, OK Oklahoma City, OK Kansas City, MO(1) Frisco, TX(2) 1 12 (1) Note: relocation opening September 2020 2 (2) Opened July 2020

# COVID-19 OPERATING UPDATE

CROSSFIRST BANKSHARES, INC.

1. **Comprehensive COVID-19 response plan** to support our clients, employees, and communities
2. **Strong capital position and liquidity** provides CrossFirst with financial flexibility to give customers relief and continue to invest for the long term in the business
3. **Closely monitoring and engaging clients** to mitigate risks and impact from COVID-19 especially customer modifications & energy portfolio
4. **Branch-lite business model and technology strategy** provides CrossFirst an advantage for strong business continuity through the pandemic
5. **Continued prudent management** of expenses, staffing levels, and other discretionary spend
6. **Strong reserve build** of total loan loss reserves / loans of 1.61% including a quarterly provision of $21 million
7. **Stress testing** of capital and credit scenarios show CrossFirst as well capitalized under several extreme scenarios
8. **Return to work planning** remains flexible with safety of employees, clients and other stakeholders as the highest priority
9. **Positioned for long term growth** after the market stabilizes

13

Online Banking Users Mobile Banking Users Online Banking: 8,000 7,000 Client Utilization Rate 7,000 6,000 68% 6,000 66% 5,000 64% 5,000 4,000 62% 4,000 6,914 3,000 5,958 60% 3,000 6,169 66% 5,536 4,628 58% 2,000 63% 2,000 3,548 56% 58% 1,000 1,000 54% 0 0 52% 2018 2019 2020 2018 2019 2020 2018 2019 2020 Mobile Banking: Teller Transactions ATM Transactions(1) Client Utilization Rate 16,000 1,400 70% 14,000 1,200 60% 12,000 1,000 50% 10,000 800 40% 8,000 15,039 15,217 13,246 600 1,151 30% 57% 6,000 1,094 1,051 47% 400 20% 37% 4,000 10% 2,000 200 0% 0 0 2018 2019 2020 2018 2019 2020 2018 2019 2020 14 Note: Monthly data for July for each year; 2020 digital adoption accelerated by COVID-19; lobbies closed or by-appointment since March 2020 14 (1) Represents CrossFirst Bank ATMs

Proven Expense Management Slowing Non-interest Expense Growth $100 $100 $88 $90 ▪ Salary & Benefit costs have remained $90 $86 lower in YTD 2020 compared to 2019 $80 $80 $70 $70 $62 ▪ Optimized staffing levels in 3rd quarter $60 $53 $60 $50 2020 due to slower growth from the $50 $41 $45 $7 $5 $7 $40 $3 $3 $40 pandemic; estimated ongoing annualized $31 $2 $2 $6 $6 $30 cost savings of $4.1mm $30 $20 $20 $29 $28 $10 ▪ Continued prudent management of travel, $10 $- $- entertainment, marketing, office costs, 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 and other discretionary spend Salaries & Benefits Occupancy Exp. & Professional Fees FDIC Premiums Data Processing, Software & Comm. Advertising & Other Exp. Goodwill Impairment Assets per Employee FTE Lowering Expenses while Growing $180.0 3.00% 800 $17.0 $15.0 $160.0 2.53% 2.45% 700 2.50% $13.8 $15.0 2.21% $140.0 2.17% 2.10% 2.01% 600 1.95% $11.6 $120.0$13.0 2.00% 500 $10.8 $10.5 $100.0 $85.8 $87.6 $9.7 $11.0 1.50% 400 353 357 364 $80.0 305 $9.0 $62.1 300 $60.0 $53.2 1.00% 203 $40.6 $44.6 200 146 $40.0$7.0$30.6 0.50% 100 $20.0$5.0 0 $0.0 0.00% $3.0 (1) 2015 2016 2017 2018 2019 Q2 2020 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 Employees Assets/Employee(FTE) Non-interest Expense Non-interest expense / Average Assets 15 Dollars are in millions and amounts shown are as of the end of the period. YTD is as of 6/30/20 (1) Includes $7.4mm Goodwill Impairment.

Operating Revenue(1) Commentary $180 ▪ Our balance sheet growth, $150.2 YTD ‘19 – YTD ‘20 combined with a relatively $160 Growth: 17.2% $140 stable net interest margin, has $116.5 historically enabled robust $120 $100 operating revenue growth $78.5 $84.1 $80 $71.8 $57.5 $60 $44.6 ▪ Core earnings power of the $40 $33.0 Company continues to increase $20 $0 ▪ 25th consecutive quarter of operating revenue growth ▪ Pretax, pre-provision profit(2) continues to grow and also Earnings Performance includes a one-time, non-cash charge of $7.4 million for $70 $62.5 goodwill impairment in Q2 $60 $50 $40 $30.7 $28.5 $27.2 $30.9 ▪ Year-to-date income impacted $30 $16.9 $19.6 $18.8 by $14 million in first quarter $20 $14.1 $16.4 $8.4 $10.3 and $21 million in second $10 $4.1 $7.5 $5.8 quarter for provisioning as a $0 result of economic uncertainty, ($10) ($3.5) and migration of Energy credits Net Income Pretax, Pre-Provision Profit(2) Note: Dollars in charts are in millions. (1) Defined as net-interest income + non-interest income. 16 (2) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail. In addition, pre-tax net profits may also be found presented in the supplemental information

Commentary Return on Average Assets / Non-GAAP ROAA(1) ▪ CrossFirst’s branch-lite model is 1.00% 0.88% an efficient and scalable 0.83% 0.80% infrastructure to support 0.63% 0.56% 0.56% additional efficiency 0.60% 0.53% 0.41% ▪ Core efficiency performance is 0.40% 0.24% trending down consistent with 0.15% management’s initiatives 0.20% 0.00% ▪ Quarterly ROAA significantly impacted by COVID-19 -0.20% -0.14% provisioning in 2020 to $35 2014 2015 2016 2017 2018 2019 YTD 2019 Non-GAAP YTD YTD 2020 Non-GAAP YTD million YTD 2019 2020 ▪ One-time $7.4 million goodwill impairment in Q2 impacted ROAA Efficiency Ratio / Non-GAAP Core Efficiency Ratio (FTE)(1) and Efficiency Ratios 100% 90% 79.10% 80% 74.68% 73.64% 68.48% 70.64% 70% 62.11% 63.29% 58.37% 60.71% 60% 53.61% 50% 40% 30% 20% 10% 0% 2014 2015 2016 2017 2018 2019 YTD 2019 Non-GAAP YTD YTD 2020 Non-GAAP YTD 2019 2020 17 (1) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail

# CREDIT ADMINISTRATION PROCESS

CROSSFIRST BANKSHARES, INC.

## Pillars of CrossFirst Asset Quality

- Strong governance with dedicated Board of Directors; Credit Risk Management Committee with comprehensive oversight
- Highly competent bankers & credit officers
- Comprehensive credit policy and procedures
- Commitment to diversification with strong concentration management
- Disciplined, standardized and independent underwriting with experienced underwriting team
  - Approvals structure based on risk and relationship exposure
- Effective credit administration – Bank Board of Directors authorized structure
  - Continuous monitoring by both credit underwriters and independent monitoring unit
  - Rigorous loan review of credit portfolio
  - Implement, review, and authorize all changes to lending policies
- Proactive problem asset identification and management
- Decisive response to market opportunities

## Credit Underwriting & Risk Leadership

- Chief Credit Officer: Randall W. Rapp – 20+ years of credit approval experience
- Chief Risk Officer: Tom Robinson – 14+ years of executive experience managing credit and risk



Tiered Credit Approval
Majority of Deals Utilize Experienced Credit Officers
Business Line Credit Underwriting
Dedicated Underwriters
Independent Monitoring Team
Commercial Banking
Energy
CRE
Private Banking

# DIVERSE LOAN PORTFOLIO

CROSSFIRST BANKSHARES, INC.

## Loan Mix by Type ($4.4bn) (1)


Owner Occupied Real Estate 6%
Other 1%
SBA PPP 8%
Residential Real Estate 8%
Commercial & Industrial 29%
Energy 9%
Construction & Land Development 15%
Commercial Real Estate 24%

## C&I Loan Breakdown by Type ($1.3bn)


Professional & Technical Services 4%
Credit Related Activities 4%
Financial Management 3%
Misc. Financial Vehicles 2%
Motor Vehicle & Parts Dealers 5%
Aircraft 4%
Education 2%
Restaurants 5%
Other 16%
Engineering & Contracting 5%
Rental & Leasing Services 5%
Health Care 11%
Security Services 6%
Business Loans to Individuals 6%
Manufacturing 7%
Recreation 7%
Real Estate Activity 8%

## CRE Loan Portfolio by Segment ($1.7bn)(2)


Raw Land 4%
Medical 3%
Self Storage 2%
C-Store 2%
Land Development 2%
Other 5%
Senior Living 6%
Multi-Family 23%
Hotel 10%
1-4 Family Res Construction 10%
Retail 12%
Industrial 10%
Office 11%

## CRE Loans by Geography ($1.7bn)(2)


TX 46%
KS 12%
Remaining States 12%
OK 12%
KY 2%
FL 2%
AZ 2%
CO 5%
MO 7%

Note: Data as of June 30, 2020.

(1) Shown as a percentage of bank capital.

(2) CRE as defined by regulators (including construction and development); geography determined by location of collateral

19

ALLL / 1.76% 1.48% Gross Loans (excludes PPP) Adjustments to ALLL $71 $2 $0 $1 $70 $5 $9 $5 $60 $57 $3 $4 $12 $17 $50 -$18 $8 $9 $40 $7 -$2 $17 $30 $20 $36 $27 $10 $0 -$10 Dec-19 Net Charge-Offs C&I Energy CRE Construction & Residential RE Consumer Jun-20 Land Commercial & Industrial Energy Commercial Real Estate Construction & Land Development Residential Real Estate Consumer 20 Note: As of end of period.

Experienced and Invested Leadership Established Presence in Attractive Markets Scalable Infrastructure Designed to Accommodate Significant Growth Customer Base Consists of Sophisticated Businesses and their Owners At Inflection Point of Turning Robust Balance Sheet Growth into Earnings Growth Branch-lite and effective business model for delivering during COVID-19 Pandemic Specialized Lending Verticals Disciplined Underwriting and Standardized Credit Administration 21

22

Industry Total Exposure (1) % of Gross Loans(1) Energy Oil (excludes Natural Gas) $251 6.2% Retail Commercial Real Estate $198 4.9% Hotel & Lodging $167 4.1% Healthcare C&I $142 3.5% Entertainment & Recreation(2) $100 2.5% Restaurant(3) $61 1.5% Industry categories selected based on the following criteria: • Lower consumption from COVID-19 pandemic compounded with high production and inventory supplies from ongoing political disputes • Implementation of travel, entertainment, and restaurant restrictions • Cancellation of all events and large gatherings • Cessation of revenue due to business being considered “nonessential” (1) Loan values recorded on balance sheet in millions as of June 30, 2020; excludes PPP loans (2) Includes Native American Gaming, Parking Lots and Garages (3) Restaurant information includes both C&I and CRE exposure 23

# CROSSFIRST ENERGY PORTFOLIO

CROSSFIRST BANKSHARES, INC.

## Energy Portfolio Dynamics

- Typically only lend as a senior secured lender in single bank transactions and as a cash flow lender
- Exploration & Production lending only on proven and producing reserves
- As of June 30, 2020, CrossFirst does not have any shale, oil field services, or mid-stream energy company loans
- Collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends; long-life assets
- 2020 portfolio[1] hedges
  - 48% of Oil exposure hedged at $49.16 / barrel
  - 52% Natural Gas hedged at $2.08 / MMBtu
- $17.4 million of Reserves are allocated to Energy, representing 4.5% of the total energy portfolio
- Customers continue to actively manage operating expenses

**Energy by Composition 6/30/2020 *($ millions)***

| | # Loans | Outstanding | % Total | Unfunded Commitments | Average Size | Avg % Hedged |
|---|---|---|---|---|---|---|
| Oil | 42 | $251 | 64% | $21 | $6 | 48% |
| Natural Gas | 14 | $139 | 36% | $13 | $10 | 52% |
| Other Sources | 2 | $0 | 0% | $37 | $1 | 0% |
| Total | 58 | $390 | 100% | $71 | $7 | 50% [1] |

## Energy Credit Classifications



Substandard & Doubtful
Special Mention
Pass
4%
3%
93%
28%
18%
54%
Q1 2020
Q2 2020

## Energy Exposure by State



LA 4%
MI 6%
OH 15%
KY 2%
KS 8%
OK 24%
IN 2%
IL 3%
AK 1%
WY 1%
PA 1%
UT 2%
WV 5%
TX 26%

## Energy Commitments by Basin



Appalachian 20%
13 Other Basins 20%
Permian 15%
Illinois 3%
Tuscaloosa 4%
Western Anadarko 5%
Antrim 5%
Arkoma 7%
Multiple 8%
Anadarko 13%

Data as of 6/30/20
(1) Weighted Average

24

Modifications by Type Migration of Credit by Risk Weighting (As of June 30, 2020) (in $millions) $5,000 $4,429 $4,500 $237 16% $4,011 $3,862 $105 $170 $4,000 $3,639 $87 $3,476 $85 $48 $79 $3,500 $88 $48 Loan 37% $57 $3,000 Modifications $2,500 of $709 million 24% $2,000 $4,022 $3,827 $3,506 $3,727 $1,500 $3,331 6% $1,000 17% $500 $0 Interest Only - 90 Days Interest Only - 90+ Days Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Payment Deferral - 90+ Days Payment Deferral - 90 Days Other % Substandard 3% 2% 2% 3% 5% & Doubtful ➢ Three Main Categories of Modifications: 33% Hotels, Pass Special Mention Substandard & Doubtful Restaurants, and Entertainment; 29% Real Estate Rental; and 16% Health Care ➢ Majority of the increase in “Substandard & Doubtful” loans ➢ ~90% of the modifications remained in Pass risk resulted from the Energy portfolio reassessment in Q2 2020 rating ➢ Majority of the modified loans that migrated in risk 25 rating were from the Retail CRE and Hotel portfolios 25

CROSSFIRST BANKSHARES, INC.

# CREDIT QUALITY & CAPITAL RATIOS

## Recent Credit Quality & ALL Trends

- Increase in classified assets primary from energy portfolio; energy portfolio has a 4.5% reserve at end of Q2 2020
- Provision for loan loss of $21 million for Q2 2020; 1.61% ALLL / Loans
- The Company has not adopted CECL at this time and continues to run parallel scenarios to assess impact on the ALLL and capital
- Q1 2020 reduction in reserves was a result of net charge-offs of $19.4 million; though Company added $14 million to ALLL

## Capital Analysis

- The Company continues to remain well capitalized with strong liquidity
- Unfunded commitments totaled $1.4 billion as of the end of Q2 2020, 43% of which are commitments to fund C&I loans and 57% are other loan commitments



Allowance for Loan Losses / Total Loans
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
1.24%
1.18%
1.48%
1.29%
1.61%
$42.9
$43.0
$56.9
$51.5
$71.2
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020



Classified Loans / (Total Capital + LLR)
$300
$250
$200
$150
$100
$50
$0
16.3%
13.2%
13.2%
15.8%
34.9%
$88.3
$85.2
$86.9
$104.5
$237.1
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020



Capital Ratios
20%
15%
10%
5%
0%
11.02%
11.04%
12.04%
12.91%
12.93%
13.90%
12.20%
12.22%
13.43%
12.08%
12.10%
13.17%
11.99%
12.01%
13.27%
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Common Equity Tier 1
Tier 1 Risk Based
Total Risk-Based Capital

Dollar amounts are in millions.

26

Commentary Yield on Loans and Cost of Total Deposits 6% 5.70% 5.34% 5.52% 5.01% 4.89% ▪ Continued to grow core deposits 4.62% 4.60% 4.61% and maintained wholesale 4% funding levels ▪ Continued to maintain Margin 1.89% 1.98% 2% 1.44% (FTE) in Q2 2020 of 3.19%, 1.11% 0.88% 0.91% 0.87% 0.99% compared to 3.24% in Q1 2020 despite significant rate cuts 0% 2014 2015 2016 2017 2018 2019 YTD 2019 YTD 2020 ▪ Company continued to shorten Yield on Loans Cost of Total Deposits the duration of deposits and move deposit costs down to Net Interest Margin – Fully Tax Equivalent capture economics associated with FOMC rate cuts 4% 3.40% 3.40% 3.39% 3.40% 3.27% 3.24% 3.31% 3.22% ▪ Loan to deposit ratio increased 3% from 100.8 to 102.5 QoQ, as loans grew from PPP; the wholesale funding mix changed 2% to include more FHLB advances 1% 0% 2014 2015 2016 2017 2018 2019 YTD YTD 2019 2020 27

# BOARD OF DIRECTORS

CROSSFIRST BANKSHARES, INC.

| Name | State | Biography |
|---|---|---|
| Rod Brenneman (Non-Exec. Chairman) | MO | Mr. Brenneman began his career at Seaboard Corporation in 1989. While at Seaboard, he served in various financial management capacities. In 1999 he became Senior Vice-President & CFO of Seaboard Foods and was named President & CEO in 2001. In 2011, he was hired as President & CEO of Butterball LLC, the largest integrated turkey processing company in the U.S. to develop and implement a three-year turnaround of the company. |
| George Bruce | KS | Mr. Bruce is the CEO and General Counsel of Aladdin Petroleum Corporation, where he has been active in domestic oil and gas exploration and production. In his legal career, Mr. Bruce was a law partner of Hall, Pike & Bruce from 1980-1988 before joining Martin, Pringle, Oliver, Wallace & Bauer, LLP, where he served as managing partner and continues to serve of counsel. His legal banking experience includes significant commercial lending and regulatory experience, including the sale and acquisition of numerous banks and chartering de novo banks in KS and NV. |
| Steven W. Caple | TX | Mr. Caple serves as the President of Unity Hunt, Inc., the company through which the Lamar Hunt family oversees its holdings. Mr. Caple focuses on developing and implementing the strategic initiatives and oversees Unity Hunt's accounting, finance, investment, legal, operating and tax functions. He previously served as president at numerous firms, including VFT Capital, Novo Networks, and Berliner Communications Inc. |
| Ron Geist | KS | Mr. Geist currently serves as the President of Rage Administrative and Marketing Services, large franchisee of restaurants. |
| Jennifer Grigsby | OK | Ms. Grigsby most recently served as Executive VP and CFO of Ascent Resources, LLC, an oil and gas exploration and production company located in Oklahoma City, OK. She previously served as CEO and CFO of American Energy - Woodford, LLC and was Senior Vice President of Corporate and Strategic Planning for Chesapeake Energy Corporation. She is a CPA and Chartered Global Management Accountant. |
| George Hansen, III | KS | Mr. Hansen serves as CEO & President of the Enterprise Center in Johnson County (the largest venture development organization in KS). Through his career, he has managed companies for growth in a variety of industries. |
| Mason King, CFA | TX | Mr. King, CFA is a Principal of Luther King Capital Management (LKCM). He joined the firm in 2004 and serves as a portfolio manager and small cap analyst. |
| James W. Kuykendall | OK | Mr. Kuykendall owns and operates Equipment World Inc., a construction equipment dealership located in Tulsa, OK. Equipment World sells equipment across the country and serves a regional area providing rentals, parts and services. Mr. Kuykendall joined Equipment World in 1987 and has spent the last 29 years working to build the business. |
| Lance Humphreys | OK | Mr. Humphreys has served as Manager – Lead Investor of Triad Marketing Inc., since May 2010. He is also currently Chief Executive Officer of Salt and Light Leadership, Inc., a role he has held since May 2018, and Manager of Bluestream Consulting, LLC. |
| George F. Jones Jr. | TX | See management bios |
| Michael J. Maddox | KS | See management bios |
| David O'Toole | KS | See management bios |
| Kevin Rauckman | KS | Mr. Rauckman served as the CFO and Treasurer of Garmin Ltd. from 1999 to 2014. He was named CFO of the Year by the Kansas City Business Journal in 2008. |
| Michael Robinson | KS | One of the original organizers of CrossFirst, Mr. Robinson is currently the President and COO of CommLink Technology. He previously served as CEO of Leadergy Catalyst. |
| Jay Shadwick | KS | One of the original organizers and directors of CrossFirst, Mr. Shadwick has been a partner in the law firm of Duggan, Shadwick, Doerr and Kurlbaum, P.C. since 1994. Mr. Shadwick has practiced law for 31 years with an emphasis in banking, real estate and business transactions. He provides legal counsel to numerous banking institutions on a number of matters, including commercial lending, lending practices, foreclosures, workouts and bank-related litigation. |
| Grey Stogner | TX | Mr. Stogner is the founder and President of Crestview Real Estate, LLC, a commercial real estate development firm in Dallas. Mr. Stogner has personally been involved with the entitlement, development, leasing and construction management of over 7 million sq. ft. of commercial space. He is also a principal and co-founder of The Cogent Group, a private real estate investment company established to pursue retail development and acquisition opportunities. |
| Stephen Swinson | TX | Mr. Swinson currently serves as President and CEO of Thermal Energy Corporation (TECO), a not-for-profit district energy system that provides mission-critical heating, cooling and power to 16 institutions, 48 buildings and more than 21.6 million square feet of conditioned space on the Texas Medical Center campus in Houston, TX. |

28

# NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

| (Dollars in thousands) | As of or for the Year Ended December 31, | | | | | | As of or for the Six Months Ended June 30, | |
|---|---|---|---|---|---|---|---|---|
| | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2019 | 2020 |
| **Non-GAAP Core Operating Income:** | | | | | | | | |
| Net Income (loss) | $4,143 | $7,469 | $10,311 | $5,849 | $19,590 | $28,473 | $18,789 | ($3,499) |
| Add: restructuring charges | 0 | 0 | 0 | 0 | 4,733 | 0 | 0 | 0 |
| Less: Tax effect[1] | 0 | 0 | 0 | 0 | 1,381 | 0 | 0 | 0 |
| Restructuring charges, net of tax | 0 | 0 | 0 | 0 | 3,352 | 0 | 0 | 0 |
| Add: fixed asset impairments | 0 | 0 | 0 | 1,903 | 171 | 424 | 424 | 0 |
| Less: Tax effect[2] | 0 | 0 | 0 | 737 | 44 | 109 | 109 | 0 |
| Fixed asset impairments, net of tax | 0 | 0 | 0 | 1,166 | 127 | 315 | 315 | 0 |
| Add: Goodwill Impairment[3] | 0 | 0 | 0 | 0 | 0 | 0 | 0 | 7,397 |
| Add: State tax credit[3] | 0 | 0 | 0 | 0 | (3,129) | (1,361) | (1,361) | 0 |
| Add: 2017 Tax Cut and Jobs Act[3] | 0 | 0 | 0 | 2,701 | 0 | 0 | 0 | 0 |
| Non-GAAP core operating income | $4,143 | $7,469 | $10,311 | $9,716 | $19,940 | $27,427 | $17,743 | $3,898 |
| **Non-GAAP Core Operating Return on Average Assets:** | | | | | | | | |
| Net Income (loss) | $4,143 | $7,469 | $10,311 | $5,849 | $19,590 | $28,473 | $18,789 | ($3,499) |
| Non-GAAP core operating income | 4,143 | 7,469 | 10,311 | 9,716 | 19,940 | 27,427 | 17,743 | 3,898 |
| Average Assets | 1,003,991 | 1,410,447 | 1,839,563 | 2,452,797 | 3,494,655 | 4,499,764 | 4,285,768 | 5,209,810 |
| GAAP return on average assets | 0.41% | 0.53% | 0.56% | 0.24% | 0.56% | 0.63% | 0.88% | (0.14%) |
| Non-GAAP core operating return on average assets | 0.41% | 0.53% | 0.56% | 0.40% | 0.57% | 0.61% | 0.83% | 0.15% |
| **Non-GAAP Core Operating Return on Average Equity:** | | | | | | | | |
| Net Income | $4,143 | $7,469 | $10,311 | $5,849 | $19,590 | $28,473 | $18,789 | ($3,499) |
| Non-GAAP core operating income | 4,143 | 7,469 | 10,311 | 9,716 | 19,940 | 27,427 | 17,743 | 3,898 |
| Less: Preferred stock dividends | 1,485 | 2,066 | 2,100 | 2,100 | 2,100 | 175 | 175 | 0 |
| Net Income available to common stockholders | 2,658 | 5,403 | 8,211 | 3,749 | 17,490 | 28,298 | 18,614 | (3,499) |
| Non-GAAP core operating income available to common stockholders | 2,658 | 5,403 | 8,211 | 7,616 | 17,840 | 27,252 | 17,568 | 3,898 |
| Average common equity | 86,273 | 117,343 | 149,132 | 245,193 | 327,446 | 526,225 | 476,749 | 612,208 |
| Tangible Assets | 8,201 | 8,152 | 8,050 | 7,949 | 7,847 | 7,746 | 7,772 | 7,629 |
| Average Tangible Equity | 78,072 | 109,191 | 141,082 | 237,244 | 319,599 | 518,479 | 468,977 | 604,579 |
| GAAP return on average common equity | 3.08% | 4.60% | 5.51% | 1.53% | 5.34% | 5.38% | 7.87% | (1.15%) |
| Non-GAAP core return on average tangible common equity | 3.08% | 4.95% | 5.82% | 3.21% | 5.58% | 5.26% | 7.55% | 1.30% |
| **Non-GAAP Core Operating Efficiency Ratio:** | | | | | | | | |
| Non-interest expense | $24,640 | $30,562 | $40,587 | $62,089 | $85,755 | $87,648 | $44,591 | $53,233 |
| Less: goodwill impairment | 0 | 0 | 0 | 0 | 4,733 | 0 | 0 | 7,397 |
| Non-GAAP non-interest expense (numerator) | 24,640 | 30,562 | 40,587 | 62,089 | 81,022 | 87,648 | 44,591 | 45,836 |
| Net interest income | 31,090 | 42,267 | 54,053 | 74,818 | 110,368 | 141,444 | 68,479 | 79,385 |
| Tax-equivalent interest income | 1,712 | 2,637 | 4,001 | 5,439 | 3,099 | 2,522 | 1,229 | 1,380 |
| Non-interest income | 1,904 | 2,365 | 3,407 | 3,679 | 6,083 | 8,715 | 3,317 | 4,729 |
| Add: fixed asset impairments | 0 | 0 | 0 | 1,903 | 171 | 424 | 424 | 0 |
| Non-GAAP Operating revenue (denominator) | 34,706 | 47,269 | 61,461 | 85,839 | 119,721 | 153,105 | 73,449 | 85,494 |
| GAAP efficiency ratio | 74.68% | 68.48% | 70.64% | 79.10% | 73.64% | 58.37% | 62.11% | 63.29% |
| Non-GAAP core operating efficiency ratio (FTE) | 71.00% | 64.66% | 66.04% | 72.33% | 67.68% | 57.25% | 60.71% | 53.61% |

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after; 38.73% for fiscal years prior to 2018.
(3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit or the goodwill impairment.

29

# QUARTERLY NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

| (Dollars in thousands) | As of or for the Three Months Ended June 30, 2019 | September 30, 2019 | December 31, 2019 | March 31, 2020 | June 30, 2020 |
|---|---|---|---|---|---|
| **Non-GAAP Core Operating Income:** | | | | | |
| Net Income (loss) | $9,439 | $10,384 | ($700) | $3,857 | ($7,356) |
| Add: restructuring charges | 0 | 0 | 0 | 0 | 0 |
| Less: Tax effect[1] | 0 | 0 | 0 | 0 | 0 |
| Restructuring charges, net of tax | 0 | 0 | 0 | 0 | 0 |
| Add: fixed asset impairments | 424 | 0 | 0 | 0 | 0 |
| Less: Tax effect[2] | 109 | 0 | 0 | 0 | 0 |
| Fixed asset impairments, net of tax | 315 | 0 | 0 | 0 | 0 |
| Add: Goodwill Impairment[3] | 0 | 0 | 0 | 0 | 7,397 |
| Add: State tax credit[3] | 0 | 0 | 0 | 0 | 0 |
| Add: 2017 Tax Cut and Jobs Act | | | | | |
| Non-GAAP core operating income | $9,754 | $10,384 | ($700) | $3,857 | $41 |
| **Non-GAAP Core Operating Return on Average Assets:** | | | | | |
| Net Income (loss) | $9,439 | $10,384 | ($700) | $3,857 | ($7,356) |
| Non-GAAP core operating income | 9,754 | 10,384 | (700) | 3,857 | 41 |
| Average Assets | 4,402,002 | 4,610,958 | 4,809,579 | 4,975,531 | 5,441,513 |
| GAAP return on average assets[4] | 0.86% | 0.89% | (0.06%) | 0.31% | (0.54%) |
| Non-GAAP core operating return on average assets[4] | 0.89% | 0.89% | (0.06%) | 0.31% | 0.00% |
| **Non-GAAP Core Operating Efficiency Ratio:** | | | | | |
| Non-interest expense | $21,960 | $21,172 | $21,885 | $22,223 | $31,010 |
| Less: Goodwill Impairment | $0 | $0 | $0 | $0 | $7,397 |
| Less: restructuring charges | 0 | 0 | 0 | 0 | 0 |
| Non-GAAP non-interest expense (numerator) | 21,960 | 21,172 | 21,885 | 22,223 | 23,613 |
| Net interest income | 34,874 | 35,786 | 37,179 | 38,228 | 41,157 |
| Tax-equivalent interest income | 612 | 624 | 670 | 695 | 685 |
| Non-interest income | 1,672 | 3,212 | 2,186 | 2,095 | 2,634 |
| Add: fixed asset impairments | 424 | 0 | 0 | 0 | 0 |
| Non-GAAP operating revenue (denominator) | 37,582 | 39,622 | 40,035 | 41,018 | 44,476 |
| GAAP efficiency ratio | 60.09% | 54.29% | 55.60% | 55.11% | 70.81% |
| Non-GAAP core operating efficiency ratio (FTE) | 58.43% | 53.43% | 54.66% | 54.18% | 53.09% |

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73%, plus a permanent tax benefit associated with stock-based grants that were exercised prior to our former CEO's departure.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73%.
(3) No tax effect associated with the state tax credit or the goodwill impairment
(4) Interim periods are annualized.

30

CROSSFIRST BANKSHARES, INC.

# NON-GAAP RECONCILIATIONS (CONT.)

| (Dollars in thousands, except per share data) | As of or for the Year Ended December 31, | | | | | | As of or for the Six Months Ended June 30, | |
|---|---|---|---|---|---|---|---|---|
| | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2019 | 2020 |
| **Non-GAAP Pre-Tax Pre-Provision Profit** | | | | | | | | |
| Income before Taxes (loss) | 4,439 | 8,095 | 10,373 | 4,408 | 17,196 | 32,611 | 21,505 | (4,069) |
| Provision for Credit loss | 3,915 | 5,975 | 6,500 | 12,000 | 13,500 | 29,900 | 5,700 | 34,950 |
| Non-GAAP Pre-Tax Pre-Provision Profit | **8,354** | **14,070** | **16,873** | **16,408** | **30,696** | **62,511** | **27,205** | **30,881** |
| Average Assets | 1,003,991 | 1,410,447 | 1,839,563 | 2,452,797 | 3,494,655 | 4,499,764 | 4,285,768 | 5,209,810 |
| **Non-GAAP Pre-Tax Pre-Provision Return on Average Assets** | **0.83%** | **1.00%** | **0.92%** | **0.67%** | **0.88%** | **1.39%** | **1.28%** | **1.19%** |
| **Tangible Stockholders' Equity:** | | | | | | | | |
| Stockholders' equity | $137,098 | $160,004 | $214,837 | $287,147 | $490,336 | $601,644 | $499,195 | $608,092 |
| Less: goodwill and intangible assets | 8,201 | 8,100 | 7,998 | 7,897 | 7,796 | 7,694 | 7,745 | 247 |
| Less: preferred stock | 28,614 | 30,000 | 30,000 | 30,000 | 30,000 | 0 | 0 | 0 |
| Tangible Stockholders' Equity | $100,283 | $121,904 | $176,839 | $249,250 | $452,540 | $593,950 | $491,450 | $607,845 |
| Shares outstanding at end of period | 17,908,862 | 19,661,718 | 25,194,872 | 30,686,256 | 45,074,322 | 51,969,203 | 45,367,641 | 52,167,573 |
| Book value per common share | $6.06 | $6.61 | $7.34 | $8.38 | $10.21 | $11.58 | $11.00 | $11.66 |
| **Tangible book value per common share** | **$5.60** | **$6.20** | **$7.02** | **$8.12** | **$10.04** | **$11.43** | **$10.83** | **$11.65** |

| (Dollars in thousands, except per share data) | As of or for the Three Months Ended | | | | |
|---|---|---|---|---|---|
| | 6/30/19 | 9/30/19 | 12/31/19 | 3/31/20 | 6/30/20 |
| **Non GAAP Pre-Tax Pre-Provision Profit** | | | | | |
| Income before Taxes | 11,736 | 12,976 | (1,870) | 4,150 | (8,219) |
| Provision for Credit loss | 2,850 | 4,850 | 19,350 | 13,950 | 21,000 |
| Non-GAAP Pre-Tax Pre-Provision Profit | **14,586** | **17,826** | **17,480** | **18,100** | **12,781** |
| Average Assets | 4,402,002 | 4,610,958 | 4,809,579 | 4,975,531 | 5,441,513 |
| **Non-GAAP Pre-Tax Pre-Provision Return on Average Assets** | **1.33%** | **1.53%** | **1.44%** | **1.46%** | **0.94%** |
| **Tangible Stockholders' Equity:** | | | | | |
| Stockholders' equity | $499,195 | $602,435 | $601,644 | $611,946 | $608,092 |
| Less: goodwill and intangible assets | 7,745 | 7,720 | 7,694 | 7,669 | 247 |
| Less: preferred stock | 0 | 0 | 0 | 0 | 0 |
| Tangible Stockholders' Equity | $491,450 | $594,715 | $593,950 | $604,277 | $607,845 |
| Shares outstanding at end of period | 45,367,641 | 51,969,203 | 51,969,203 | 52,098,062 | 52,167,573 |
| Book value per common share | $11.00 | $11.59 | $11.58 | $11.75 | $11.66 |
| **Tangible book value per common share** | **$10.83** | **$11.44** | **$11.43** | **$11.60** | **$11.65** |

31